SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2017, except as disclosed below.
On February 7, 2018, the Company’s Board of Directors declared a dividend of $0.20 per share of Class A common stock for the fourth quarter of 2017. The dividend will be paid on March 7, 2018 to stockholders of record as of February 22, 2018.